Putnam Global Financials Fund, a series of Putnam Funds Trust Period
Ended 2/29/16
1. SubManagement Contract between Putnam Investment Management,
LLC and Putnam Investments Limited dated February 27, 2014 schedule A amended as of November 30, 2015 Incorporated by reference to PostEffective Amendment No. 222 to the Registrants
Registration Statement filed on November 25, 2015.